UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 4, 2007

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

District of Columbia	1-7102	52-0891669
(state or other jurisdiction)	(Commission File Number)	(I.R.S. Employer
Identification No.)

Woodland Park, 2201 Cooperative Way, Herndon, VA		20171-3025
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (703) 709-6700

(Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Rural Telephone Finance Cooperative ("RTFC"), a consolidated affiliate of National Rural Utilities Cooperative Finance Corporation ("CFC"), and the Chapter 7 Trustee of the bankruptcy estates of Vartec Telecom, Inc., et.al. have entered into a Compromise and Settlement Agreement pursuant to which an adversary proceeding brought against RTFC has been resolved and all claims asserted against RTFC have been settled in order to avoid the additional expense and risks of litigation. The United States Bankruptcy Court for the Northern District of Texas, Dallas Division has approved the terms of settlement and the appeal period expired on June 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION

/s/ STEVEN L. LILLY
Steven L. Lilly
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer)

Dated: June 13, 2007